SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           April 20, 2004

ITRONICS INC.

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                                              Texas                               33-18582                        75-2198369

                             (State or other jurisdiction            (Commission File                 (IRS Employer

                                    of incorporation)                         Number)                      Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada         89509

(Address of Principal Executive Offices)                                                  Zip Code

Registrant’s telephone number, including area code:   (775) 689-7696

Item 12: Results of Operations and Financial Condition

On April 20, 2004 the Company announced that first quarter 2004 silver sales more than tripled the prior year first quarter. A copy of the press release is attached as exhibit 99.

Exhibits:

Exhibit 99           Press release dated April 20, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                           ITRONICS INC.

                                                                                                (Registrant)

Date: April 27, 2004                                                                           By: /S/ John W. Whitney

                                                                                                               John W. Whitney

                                                                                                               President, Treasurer and Director

                                                                                                               (Principal Executive and Financial

                                                                                                               Officer)